UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 1, 2013

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Six Concourse Parkway, Suite 1500, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

(Former Name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 1, 2013 (but dated February 6, 2013, and effective February 28, 2013), the Company entered into a Sublease Agreement (the “Agreement”) with respect to office space in Las Vegas, NV.  The material terms of the Agreement are as follows:

•	Premises: Approximately 10,915 square feet in an office building located at 3930 Howard Hughes Parkway, Las Vegas, NV 89109.
•	Term: March 1, 2013 to February 22, 2016.
•	Base Rent: $20,000 per month.
•	Security Deposit: $100,000.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 10.1	Sublease Agreement between Holland & Knight, LLP and Remark Media, Inc. dated February 28, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: March 6, 2013	By:	/s/ Bradley T. Zimmer
Name: Bradley T. Zimmer
Title: Chief Operating Officer & General Counsel